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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      February 3, 1997
                                                --------------------------------


                          HEALTHDYNE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


    Georgia                          0-21776                    52-1756497
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)



1255 Kennestone Circle, Marietta, Georgia           30066
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(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code     (770) 4991212
                                                   -----------------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

1. On January 30, 1997, the Board of Directors of Healthdyne Technologies, Inc. (the "Company") amended its Shareholder Rights Agreement dated May 22, 1995 between the Company and SunTrust Bank, Atlanta, as rights agent (the "Rights Agreement") to allow the Board of Directors to designate when the Rights will be evidenced by separate rights certificates after a tender or exchange offer is first published or sent. The amendment to the Rights Agreement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Report.

2. On February 3, 1997, the Company issued a press release which announced financial results for the fourth quarter and year ended December 31, 1996 and reviewed the Company's strategic initiatives. The press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference into this Report.

3. In connection with the "safe harbor" provisions of the Private Litigation Reform Act of 1995, the Company is hereby filing as Exhibit 99.3 and incorporating by reference into this Report cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements of the Company made by, or on behalf of the Company.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits.

                  99.1 Amendment dated January 30, 1997 to the Company's Shareholder Rights Agreement;

                  99.2     Press release dated February 3, 1997; and

                  99.3 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Healthdyne Technologies, Inc.
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                                  Registrant


                                  By:  /s/ M. Wayne Boylston
                                       -----------------------------------------
                                       M. Wayne Boylston
                                       Vice President - Finance, Chief Financial
                                       Officer and Treasurer
Date:  February 3, 1997



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                                  EXHIBIT INDEX

Exhibit
Number                     Description

99.1 Amendment dated January 30, 1997 to the Company's Shareholder Rights Agreement;

99.2     Press release dated February 3, 1997; and

99.3 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.




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